EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of FlatWorld Acquisition Corp. (the “Company”) for the quarter ended September 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, Raj K. Gupta, Chief Executive Officer of the Company, and Jeffrey A. Valenty, Chief Financial Officer of the Company, certify that, to the best of his knowledge:

(1)         the Report fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)         all information contained in the Report fairly presents, in all material respects, the Company’s financial condition and results of operations.

Pursuant to the rules and regulations of the Securities and Exchange Commission, this certification is being furnished and is not deemed filed.

Date: November 14, 2016	/s/ Raj K. Gupta
Raj K. Gupta
Chief Executive Officer
(Principal Executive Officer)

Date: November 14, 2016	/s/ Jeffrey A. Valenty
Jeffrey A. Valenty
Chief Financial Officer
(Principal Financial and Accounting Officer)